UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2021

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

2021 Annual Report
November 30, 2021

Tortoise
2021 Annual Report

Table of Contents

Sector Allocations	1
Letter to Shareholders	2
TPYP: Fund Focus	6
EBLU: Fund Focus	8
TPAY: Fund Focus	10
Expense Example	14
Financial Statements	15
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Additional Information	35

TortoiseEcofin

2021 Annual Report | November 30, 2021

Sector allocations

Name/Ticker	Primary focus	Total assets ($ Millions)[1]	By asset type[1]	By ownership structure[1]

Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$421.9

Name/Ticker	Primary focus	Total assets ($ Millions)[1]	By sector[1]	By geography[1]

Ecofin Global Water ESG Fund NYSE Arca: EBLU Inception: 2/14/2017	Water companies	$64.5

Name/Ticker	Primary focus	Total assets ($ Millions)[1]	By sector[1]	By revenue[1]

Ecofin Digital Payments Infrastructure Fund NYSE Arca: TPAY Inception: 1/31/2019	Digital payment companies	$11.4

[1]	As of 11/30/2021

(unaudited)

TortoiseEcofin	1

Letter to shareholders

Dear shareholder

After years of suboptimal returns, energy was the top performing sector in 2021. The broad energy sector performance surged in spite of investor concerns about the COVID-19 Omicron variant’s impact on global energy demand. The global economic recovery is expected to continue into 2022, driving further demand for essential assets including energy, water and digital payments.

Energy and power infrastructure

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the fiscal year ending November 30, 2021, returning 47.1%. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global inventories balances for all energy commodities tight for the foreseeable future, a dynamic that presents higher but perhaps more volatile prices.

Throughout 2021, OPEC+ producers closely managed the crude oil market resulting in a drawdown in inventories. A tighter market led to rising commodity prices even with bouts of the Delta and Omicron COVID variants during the second half of 2021. Despite uncertainty, OPEC+ maintained plans to increase production by 400,000 barrels per month. Various OPEC+ countries face obstacles to raising production, complicating assessments of the actual amount of supply that will be added over the next year. Finally, in 2022 the OPEC+ group’s spare capacity is in focus. If spare capacity is lower than market participants assume, prices could be biased towards further upside.

In North America, higher prices spurred a revival of shale drilling. The Permian, America’s biggest oil field, was the primary driver of production growth. In fact, during the fourth quarter, production within the basin reached an all-time high of almost 5.0 million barrels per day.1 The surge is driven by private operators, rather than the publicly traded companies that fueled the previous booms. For 2022, the Energy Information Agency (EIA) forecasts U.S. production will increase from 11.8 million barrels per day (b/d), up from 11.2 million b/d at the end of 2021.

In the second half of 2021, stress on global power markets pulled on all available natural gas supplies, pushing prices to the highest levels in over a decade. This led to switching to coal and even fuel oil for power generation. Due to its low emission intensity relative to other dispatchable fuels, natural gas is being called on to fill power generation gaps created by intermittent renewable sources. Demand for U.S. liquefied natural gas (LNG) was on full display in the fourth quarter. Exports of U.S. feedgas hit an incredible 13 billion cubic feet per day (bcf/d) during the quarter, or 14% of U.S. production.2 From zero a few years ago, the U.S. is now the world’s largest LNG exporter.

Midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned 31.1% during the fiscal year. This performance resulted in outperformance versus the S&P 500® Index in calendar year 2021 for the first time since 2016. 2021 was a story of consistency for energy infrastructure fundamentals. A pandemic recovery coupled with growing free cash flow and the return of capital to shareholders were the main drivers of returns. 2021 EBITDA expectations were consistently revised higher based on increasing pipeline volumes as the economy reopened. Companies stayed disciplined on capital expenditures and used excess cash flow to reduce debt with stock buybacks as a secondary and growing consideration. At year-end, seventeen midstream companies maintained active equity buyback programs totaling more than $2 billion in buybacks through the third quarter of 2021. In 2022, we expect return of capital to continue with capital expenditures declining and free cash flow returned to investors via buybacks and higher distributions. Finally, with balance sheets strengthened, the industry could see additional mergers and acquisitions (M&A) as we saw in 2021 with exploration and production companies (E&Ps).

On the legislative front, the Congressional infrastructure bill was passed in November. Hydrogen received significant funding with targeted development of regional hubs presenting growth opportunities for energy infrastructure companies. Of more significance is the outcome of climate change legislation. If a bill is passed in 2022, it will likely focus more on tax credits rather than more restrictive, comprehensive climate policies. We believe the bill will also include regulatory support for existing infrastructure. For example, the expansion of Section 45Q tax credit would incentivize more widespread carbon capture adoption for harder to abate sectors such as steel, cement, and chemicals.

On the regulatory front, demand for low-cost U.S. natural gas created a need for additional natural gas pipelines and LNG export terminals. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the regulatory environment remains incredibly challenging as evidenced by the recent cancellations of the Atlantic Coast Pipeline and the Constitution Pipeline. The one major pipeline under construction is the Mountain Valley Pipeline. The long-haul natural gas pipeline received key water permits during the fourth quarter with a couple hurdles to overcome before becoming operational. While LNG export facilities take time to construct, with the largest outstanding LNG opportunity, Cheniere Energy expects

(unaudited)

2	TortoiseEcofin

2021 Annual Report | November 30, 2021

to advance their Corpus Christi stage 3 in 2022, once remaining investment and commercial parameters are met. Finally, Enbridge received final regulatory approval on its Line 3 crude oil pipeline project and started moving volumes during the fourth quarter, making it the largest crude oil project to come online in 2021.

Several events in 2021 reminded investors how critical energy infrastructure is to daily life. Notable events like Winter Storm Uri in Texas, the cyber-attack of the Colonial Pipeline, Hurricane Ida in the Gulf Coast, or U.S. LNG cargoes rapidly replenishing Europe’s low gas storage levels via LNG tankers all argue towards a holistic view towards energy transition. With the understanding that fossil fuels will remain critical to the economy for decades, we believe focusing on decarbonizing existing infrastructure is the best approach to reducing emissions.

Midstream companies concentrated on decarbonization throughout 2021. Sustainability reports included more granular detail than previous annual reports, net-zero emission targets were established, pledges were made to reduce methane intensity, and companies engaged with projects and growth opportunities around energy transition. Energy transition projects support the longevity of existing assets and cash flow growth. Fuels including carbon (through carbon capture and sequestration), hydrogen, renewable diesel, and renewable natural gas all create a pathway to a lower carbon future. Repurposing existing pipelines significantly reduces the capital expenditures versus building a new pipeline as we expect energy infrastructure companies to take advantage of the existing infrastructure already in the ground.

With inflation increasing throughout the year, many investors began to recognize midstream as an asset class with inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines typically include an inflation escalator. This allows increases aligned with the Producer Price Index (PPI) offering some protection from inflation. Through November 2021, the PPI increased by 9.0% from the prior year which could be a material driver of cash flows in 2022.

As the world economy continues to reopen, the energy sector is positioned for a reflation around increased energy demand. The focus continues to be on companies with strong balance sheets and exposure to the most competitive basins for hydrocarbon production, including the Permian and Marcellus basins. The fund also continues to emphasize export infrastructure, both LNG and liquefied petroleum gas (LPG).

The downstream portion of the energy value chain continues its recovery from the COVID-19 pandemic. The EIA sees refined product demand increasing 3% year over year driven largely by increases in jet fuel. U.S. demand for gasoline and distillate normalized in 2021 relative to 2019 levels while jet fuel demand is still down from pre-COVID levels. The natural gas liquids backdrop is strong entering 2022. NGL prices have been elevated on favorable fundamentals including constrained supply and low stockpiles. There has been particular strength in LPGs (liquid petroleum gases) where demand is driven by global population growth and improvements in living standards in Asia, notably in China and India.

Water

The water sector, as measured by the Ecofin Global Water ESG Index, returned 26.9% during the period. During the period water infrastructure and equipment & services equities were driven by positive economic growth as economies around the world rebounded from COVID-driven headwinds. The water sector rebounded nicely in 2021, as nearly all end markets returned to growth despite challenging supply chain and labor conditions. Companies exposed to industrial, municipal and residential end markets experienced the strongest tailwinds as those end markets rebounded significantly during the year. Additionally, we continue to see an acceleration in adoption of technology in the water sector, driving momentum for those companies developing and deploying those services to end users of water.

We continue to hold a favorable outlook for the water sector driven by both long-term secular tailwinds as well as near-term catalysts. Those catalysts include government support, corporate sustainability initiatives and resiliency spending. We expect domestic and international government support to drive investment in the sector. Late in 2021, the U.S. government passed the Infrastructure Investment and Jobs Act (IIJA), which is the largest ever federal investment program in U.S. water and wastewater infrastructure. In total, the bill lays out ~$110 billion of water, wastewater, storm water and infrastructure resiliency spending over the next five years. Additionally, Emerging Market governments are strengthening wastewater regulation spurring investment in infrastructure and treatment technology. From a corporates perspective, we believe corporate sustainability initiatives will shift from de-carbonization efforts to water efficiency driving significant growth opportunities for water services and technology providers in the sector. Lastly, infrastructure resiliency spending to harden water and wastewater assets is also expected to increase in the coming years.

(unaudited)

TortoiseEcofin	3

Digital payments

The Ecofin Global Digital Payments Infrastructure Index returned -7.6% during the period. The global digital payment market has expected compound annual growth rate of 19.4% through 2028.3 This growth will likely be driven by the high adoption rate of smartphones, the rise in e-commerce sales and improved internet penetration worldwide. Governments across the globe are undertaking initiatives to digitize payments and also making efforts to increase adoption of digital payments. These efforts are promoting economic growth in many companies while also benefiting end users.

Digital payments continue to grow in popularity as the pandemic accelerated a global shift in consumer behavior from cash to contactless payments. The use of digital wallets in e-commerce, which became essential when physical businesses shut down, rose 44% in 2020. Some believe that by 2024, digital wallets will surpass all other payment methods with mobile wallets, mainly used on smartphones, accounting for more than one third of all in-store transaction volume. Online digital wallets are predicted to be even more popular, and expected to account for more than half of transaction volume by 2024.4

After a year of disruption, retailers are working to adapt to these rapid changes and become even smarter in 2021 and beyond. Adapting, embracing new technology and pivoting into a different environment will be key for retailors to survive as consumers demand safe and secure payment methods. Some retailers are rebuilding with partnerships with technology and logistics providers to make the process easier, faster, safer and more convenient. Creating digital payment solutions for consumers is just the beginning of the digital transformation, 2020 showed retailors that digital transformation isn’t something they can delay and we think there will be many opportunities to invest in that transformation for many years to come.4

The pandemic also changed the mix of payment tenders for many merchants. Debit purchases became more popular than credit purchases in the U.S. as banks became more cautious in underwriting. This was a reversal of a sustained period of credit growth driven by the overall health of the economy and popular rewards programs. This trend appears to be more temporary in nature with many wondering when, not if, consumers will revert back to primarily credit card purchases.5

Concluding thoughts

We are extremely optimistic about our essential asset investments for 2022 and well into the future. It appears that the end may be in sight on the global pandemic, which will support increased pent-up demand for the assets in which the funds invest. The favorable tailwinds mentioned above are expected to drive cash flow and earnings growth for many companies involved in water infrastructure development and water technology development and deployment. We expect the water sector to grow earnings in the high-single to low-double digits over the next two years. We think the trends for digital payments that were driven during the pandemic are here to stay well into the future driving many investment opportunities. And for energy, there are indications of global acceptance that natural gas should be included as a sustainable energy source along with renewables and an investment option as energy transitions. We believe that all of these catalysts will lead to strong returns for the funds. We are positioning the funds to take advantage of this momentum and have a positive outlook for 2022 and beyond.

(unaudited)

4	TortoiseEcofin

2021 Annual Report | November 30, 2021

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is |a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Ecofin Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. The Ecofin Global Digital Payments Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions. This includes companies whose primary business is comprised of one or a combination of the following categories: credit card networks, electronic transaction processing and associated products/services, credit card issuers, electronic transaction processing software (payments fintech) or online financial services market places.

TIS Advisors has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Ecofin Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

TIS Advisors has contracted with Solactive AG (“Solactive”) to calculate the Ecofin Global Digital Payments Infrastructure IndexSM. The financial instrument that is based on the index is not sponsored, endorsed, promoted or sold by Solactive in any way, and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of these indices or the calculations thereof; and/or (c) the results obtained or to be obtained by any person or entity from the use of the index.

Tortoise Indices are the exclusive property of TIS Advisors.

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	EIA Drilling Productivity Report
2	S&P Global Market Intelligence
3	Grand View Research-Digital Payment Market Analysis from 2016-2028
4	“Cashless Society: Digital Payment Options Now A Requirement”, The Future of Commerce June 4, 2021 Environmental, Social and Governance (ESG)
5	J.P. Morgan Merchant Services: Key Trends to Drive Your Payments Strategy 2021. McKinsey & Company report, “Adapting to the next normal in retail: The Customer experience imperative,” May 2020

TortoiseEcofin	5

Tortoise North American Pipeline Fund

Top ten holdings (as of November 30, 2021)

1.	The Williams Companies, Inc	7.8%
2.	TC Energy Corporation	7.3%
3.	Kinder Morgan, Inc.	7.2%
4.	Enbridge Inc.	7.0%
5.	ONEOK, Inc.	6.4%
6.	Enterprise Products Partners L.P.	5.7%
7.	Cheniere Energy, Inc.	4.7%
8.	Targa Resources Corporation	4.7%
9.	NiSource Inc	3.9%
10.	Pembina Pipeline Corporation	3.8%

TPYP key benefits

●Access to the sizable pipeline network of one of the world’s largest consumers of energy
●Attractive total return potential in a historically defensive sector
●Flow-through structure allows for tax-efficient access to the pipeline sector
●Exposure to Tortoise North American Pipeline IndexSM
–Effectively represents the characteristics of the market
–A leading benchmark for analysis of the pipeline sector
–Proprietary, research-driven and rules-based methodology
–Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through November 30, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through November 30, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2021 Annual Report | November 30, 2021

Tortoise North American Pipeline Fund (continued)

Total returns (as of November 30, 2021)

Ticker	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
TPYP @ Market	30.15%	4.89%	3.36%	2.34%	0.40%
TPYP @ NAV	30.10%	4.88%	3.38%	2.31%	0.40%
S&P 500® Index(2)	27.92%	20.38%	17.90%	15.42%	—
TNAPT(3)	31.13%	5.33%	3.88%	2.84%	—

(1)	Reflects period from fund inception on June 29, 2015 through November 30, 2021.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	7

Ecofin Global Water ESG Fund

Top ten holdings (as of November 30, 2021)

1.	Ferguson PLC	8.2%
2.	Ecolab Inc.	7.6%
3.	Geberit AG	7.3%
4.	American Water Works Co, Inc.	7.0%
5.	Xylem, Inc.	6.1%
6.	Veolia Environnement SA	5.1%
7.	Idex Corp.	4.3%
8.	Pentair PLC	4.0%
9.	A.O. Smith Corporation	3.8%
10.	Essential Utilities, Inc.	3.8%

EBLU key benefits

●Provides access to the water infrastructure, management and treatment companies that we believe appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●Flow-through ETF structure provides tax-efficient access to the water sector
●Purest exposure to the water industry by incorporating a fundamental weighting aspect
●Continuous liquidity
●Exposure to the Ecofin Global Water ESG Index®
–Proprietary, rules-based, research-driven methodology
–Fundamental weighting technique provides significant direct exposure to the water industry
–A leading benchmark for analysis of the water sector
–Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Ecofin Global Water ESG Index®
Since inception on February 14, 2017 through November 30, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through November 30, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

8	TortoiseEcofin

2021 Annual Report | November 30, 2021

Ecofin Global Water ESG Fund (continued)

Total returns (as of November 30, 2021)

Ticker	1 year	3 year	Since inception(1)	Gross expense ratio
EBLU @ Market	26.14%	22.43%	16.17%	0.40%
EBLU @ NAV	26.98%	22.32%	16.07%	0.40%
S&P 500® Index(2)	27.92%	20.38%	17.14%	—
Ecofin Global Water ESG Index®(3)	26.88%	22.58%	16.91%	—

(1)	Reflects period from fund inception on February 14, 2017 through November 30, 2021.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	9

Ecofin Digital Payments Infrastructure Fund

Top ten holdings (as of November 30, 2021)

1.	Affirm Holdings, Inc.	7.0%
2.	American Express Company	5.2%
3.	Discover Financial Services	4.9%
4.	Adyen N.V.	4.9%
5.	Mastercard Inc.	4.9%
6.	DocuSign Inc.	4.8%
7.	Visa Inc.	4.6%
8.	Fiserv, Inc.	4.5%
9.	Square, Inc.	4.5%
10.	Afterpay Touch Group Limited	4.4%

TPAY key benefits

●	The fund invests in companies that we believe have the potential to benefit as the world continues to evolve from traditional cash payments to the speed, accuracy and efficiency of digital payments
●	Access to all participants in the fee-based credit card value chain, including merchant acquirers, processors, networks and issuers
●	Exposure to new forms of digital payments, such as mobile, point-of-sale devices and P2P matching engines
●	Market cap and liquidity filters that provide a comparatively high level of liquidity

Value of $10,000 vs. Ecofin Global Digital Payments Infrastructure IndexSM
Since inception on January 31, 2019 through November 30, 2021

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

Performance data quoted above represents past performance since January 31, 2019 through November 30, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

(unaudited)

10	TortoiseEcofin

2021 Annual Report | November 30, 2021

Ecofin Digital Payments Infrastructure Fund (continued)

Total returns (as of November 30, 2021)

Ticker	1 year	Since inception(1)	Gross expense ratio
TPAY @ Market	-8.31%	16.74%	0.40%
TPAY @ NAV	-7.87%	16.82%	0.40%
S&P 500® Index(2)	27.92%	22.49%	—
Ecofin Global Digital Payments IndexSM(3)	-7.62%	17.49%	—

(1)	Reflects period from fund inception on January 31, 2019 through November 30, 2021.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitlization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	11

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Ecofin Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the Fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed, and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

(unaudited)

12	TortoiseEcofin

2021 Annual Report | November 30, 2021

Ecofin Digital Payments Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital payments may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in digital payments industry including major changes in technology, security considerations, taxes, government regulations, economic conditions, competition, political influences, the cyclical nature of the industry, and consumer preferences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

TortoiseEcofin	13

Expenses example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 — November 30, 2021).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2021)	(11/30/2021)	(06/01/2021 – 11/30/2021)
Actual(2)	$1,000.00	$996.40	$2.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2021 of -0.36%.

Ecofin Global Water ESG Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2021)	(11/30/2021)	(06/01/2021 – 11/30/2021)
Actual(2)	$1,000.00	$1,071.50	$2.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2021 of 7.15%.

Ecofin Digital Payments Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2021)	(11/30/2021)	(06/01/2021 – 11/30/2021)
Actual(2)	$1,000.00	$848.40	$1.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period since inception.
(2)	Based on the actual returns for the six-month period ended November 30, 2021 of -15.16%.

(unaudited)

14	TortoiseEcofin

2021 Annual Report | November 30, 2021

Tortoise North American Pipeline Fund
Schedule of Investments
November 30, 2021

	Shares	Fair Value
Common Stock — 81.7%(1)
Canada Crude Oil Pipelines — 12.1%(1)
Enbridge Inc.	785,941	$29,504,225
Gibson Energy Inc.	299,880	5,425,048
Pembina Pipeline Corporation	546,907	16,183,087
		51,112,360

Canada Natural Gas/Natural Gas Liquids Pipelines — 12.2%(1)
AltaGas Ltd.	573,446	10,908,245
Keyera Corp.	455,659	10,008,839
TC Energy Corporation	653,469	30,654,231
		51,571,315

United States Crude Oil Pipelines — 0.4%(1)
Plains GP Holdings, L.P.	151,008	1,510,080

United States Local Distribution Companies — 17.4%(1)
Atmos Energy Corporation	173,724	15,690,752
Chesapeake Utilities Corporation	35,926	4,575,535
New Jersey Resources Corporation	197,164	7,251,692
NiSource Inc.	676,655	16,584,814
Northwest Natural Holding Co.	62,542	2,696,811
ONE Gas, Inc.	109,342	7,089,735
South Jersey Industries, Inc.	229,905	5,402,767
Southwest Gas Corporation	120,742	7,946,031
Spire Inc.	105,662	6,323,871
		73,562,008

United States Natural Gas Gathering/Processing — 9.6%(1)
Antero Midstream Corp.	663,857	6,446,052
Archrock, Inc.	273,775	2,023,197
EnLink Midstream, LLC	531,004	3,456,836
Equitrans Midstream Corp.	831,313	7,997,231
Hess Midstream LP	18,116	448,552
Rattler Midstream LP	31,722	337,839
Targa Resources Corp.	380,460	19,643,150
		40,352,857

United States Natural Gas/Natural Gas Liquids Pipelines — 29.2%(1)
Altus Midstream Co.	6,148	389,660
Cheniere Energy, Inc.	188,310	19,736,771
Kinder Morgan, Inc.	1,964,649	30,373,474
National Fuel Gas Company	186,427	10,777,345
New Fortress Energy LLC	84,402	2,100,766
ONEOK, Inc.	449,197	26,879,948
The Williams Companies, Inc.	1,224,596	32,806,927
		123,064,891

United States Renewables and Power Infrastructure — 0.8%(1)
DT Midstream, Inc.	72,154	3,309,704
Total Common Stock
(Cost $320,991,314)		344,483,215

Master Limited Partnerships
and Related Companies — 17.9%(1)
United States Crude Oil Pipelines — 1.7%(1)
BP Midstream Partners LP	37,499	482,612
Delek Logistics Partners LP	6,426	272,784
Genesis Energy, L.P.	85,790	865,621
NuStar Energy L.P.	75,834	1,061,676
PBF Logistics LP	18,964	214,862
Plains All American Pipeline, L.P.	347,068	3,227,733
Shell Midstream Partners, L.P.	94,841	1,081,187
		7,206,475

United States Natural Gas Gathering/Processing — 1.2%(1)
Crestwood Equity Partners LP	45,018	1,150,660
Enable Midstream Partners, LP	67,812	484,178
Oasis Midstream Partners LP	11,348	241,712
USA Compression Partners LP	38,508	565,683
Western Midstream Partners LP	147,647	2,839,252
		5,281,485

United States Natural Gas/Natural Gas Liquids Pipelines — 10.1%(1)
Cheniere Energy Partners, L.P.	37,649	1,589,164
DCP Midstream Partners, LP	68,333	1,799,208
Energy Transfer LP	1,799,123	15,148,616
Enterprise Products Partners L.P.	1,126,749	24,101,161
		42,638,149

United States Refined Product Pipelines — 4.9%(1)
CrossAmerica Partners LP	14,150	281,160
Global Partners LP	21,158	481,556
Holly Energy Partners, L.P.	35,272	591,159
Magellan Midstream Partners, L.P.	166,276	7,711,881
MPLX LP	282,522	8,280,720
Phillips 66 Partners LP	44,238	1,523,557
Sprague Resources LP	4,693	65,326
Sunoco LP	41,031	1,575,180
		20,510,539
Total Master Limited Partnerships and Related Companies
(Cost $69,285,344)		75,636,648

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.03%(2)
(Cost $885,390)	885,390	885,390

Total Investments — 99.8%(1)
(Cost $391,162,048)		421,005,253
Other Assets in Excess of Liabilities, Net — 0.2%(1)		710,014
Total Net Assets — 100.0%(1)		$421,715,267

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of November 30, 2021.

See accompanying Notes to Financial Statements.

TortoiseEcofin	15

Ecofin Global Water ESG Fund
Schedule of Investments
November 30, 2021

	Shares	Fair Value
Common Stock — 99.6%(1)
Australia Flow Control Equipment — 1.2%(1)
Reliance Worldwide Corporation Limited	179,479	$789,400

Canada Water Equipment/Services — 1.0%(1)
Primo Water Corporation	36,610	608,423

Finland Water Equipment/Services — 0.4%(1)
Uponor OYJ	12,320	283,353

France Water Infrastructure — 8.4%(1)
Suez	96,231	2,153,782
Veolia Environnement SA	101,414	3,266,374
		5,420,156

Hong Kong Water Equipment/Services — 0.5%(1)
China Lesso Group Holdings Ltd.	224,327	327,371

Hong Kong Water Infrastructure — 2.4%(1)
Beijing Enterprises Water Group Ltd.	1,164,037	434,387
China Water Affairs Group Limited	192,739	221,460
CT Environmental Group Limited(2),(3)	113,060	—
Guangdong Investment Limited	663,523	883,222
		1,539,069

Japan Water Equipment/Services — 3.2%(1)
Kurita Water Industries Ltd.	24,695	1,157,902
MIURA CO., LTD.	26,119	920,814
		2,078,716

Japan Water Infrastructure — 0.3%(1)
METAWATER Co. Ltd.	6,363	109,770
Organo Corp.	1,652	99,674
		209,444

Netherlands Water Equipment/Services — 2.1%(1)
Aalberts Industries N.V.	22,277	1,369,322

Switzerland Water Equipment/Services — 11.0%(1)
Ferguson PLC	34,807	5,307,314
Georg Fischer AG	949	1,387,242
Sulzer AG	3,975	378,211
		7,072,767

Switzerland Water Management — 7.3%(1)
Geberit AG	6,124	4,694,811

United Kingdom Water Infrastructure — 12.5%(1)
Pennon Group Plc	65,174	1,061,804
Pentair PLC	34,874	2,569,865
Severn Trent Plc	56,101	2,153,283
United Utilities Group PLC	157,921	2,277,737
		8,062,689

United States Water Infrastructure — 17.8%(1)
Franklin Electric Co., Inc.	8,934	786,639
IDEX Corporation	12,282	2,758,414
Middlesex Water Company	3,973	409,378
Montrose Environmental Group, Inc.(2)	3,318	242,977
Mueller Water Products, Inc.	36,046	491,668
SJW Group	6,232	419,725
Tetra Tech, Inc.	12,543	2,316,441
The York Water Company	2,895	135,660
Xylem, Inc.	32,316	3,913,791
		11,474,693

United States Water Management — 8.8%(1)
A.O. Smith Corporation	31,139	2,461,538
Badger Meter, Inc.	6,635	679,159
Lindsay Corporation	2,480	360,890
Watts Water Technologies, Inc.	6,378	1,203,592
Zurn Water Solutions Corp.	27,725	971,761
		5,676,940

United States Water Treatment — 9.5%(1)
Ecolab Inc.	21,979	4,867,689
Evoqua Water Technologies Corp.(2)	27,765	1,248,870
		6,116,559

United States Water Utilities — 13.2%(1)
American States Water Company	8,549	805,145
American Water Works Co., Inc.	26,736	4,506,887
California Water Service Group	11,772	741,754
Essential Utilities, Inc.	51,765	2,446,932
		8,500,718
Total Common Stock
(Cost $55,057,131)		64,224,431

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund, Class X, 0.03%(4)
(Cost $106,867)	106,867	106,867

Total Investments — 99.8%(1)
(Cost $55,163,998)		64,331,298
Other Assets in Excess of Liabilities, Net — 0.2%(1)		136,375
Total Net Assets — 100.0%(1)		$64,467,673

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy.
See Note 3 in Notes to Financial Statements.
(4)	Rate indicated is the current yield as of November 30, 2021.

See accompanying Notes to Financial Statements.

16	TortoiseEcofin

2021 Annual Report | November 30, 2021

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments
November 30, 2021

	Shares	Fair Value
Common Stock — 99.7%(1)
Australia Electronic Transaction Processing — 4.4%(1)
Afterpay Touch Group Limited(2)	6,462	$501,410

Australia Payments Fintech — 0.4%(1)
Iress Limited	5,819	51,395

Brazil Electronic Transaction Processing — 2.6%(1)
Pagseguro Digital Ltd.(2)	6,974	178,256
StoneCo Ltd.(2)	7,342	114,535
		292,791

Canada Software and Services — 1.9%(1)
Nuvei Corporation(2)	2,185	215,156

France Software and Services — 3.4%(1)
Worldline SA(2)	7,374	387,909

Hong Kong Credit Card Issuer — 0.4%(1)
China Youzan Limited(2)	481,999	43,267

Hong Kong Merchant Payment Products/Services — 0.2%(1)
PAX Global Technology Ltd.	24,125	18,779

Italy Electronic Transaction Processing — 2.7%(1)
Nexi SpA(2)	19,736	303,395

Japan Credit Card Issuer — 1.0%(1)
AEON Financial Service Co. Ltd.	3,700	40,163
Credit Saison Co., Ltd.	5,199	51,698
Orient Corporation	19,800	21,721
		113,582

Japan Electronic Transaction Processing — 1.8%(1)
GMO Payment Gateway, Inc.	1,500	202,106

Netherlands Electronic Transaction Processing — 4.9%(1)
Adyen N.V.(2)	202	560,691

New Zealand Other — 0.3%(1)
Pushpay Holdings Limited(2)	35,048	32,532

United Kingdom Credit Card Issuer — 0.4%(1)
Provident Financial plc(2)	8,744	41,283

United Kingdom Software and Services — 0.7%(1)
Boku, Inc.(2)	8,914	20,747
Network International Holdings PLC(2)	17,026	60,617
		81,364

United States Credit Card Networks — 19.6%(1)
American Express Company	3,911	595,645
Discover Financial Services	5,238	564,918
Mastercard, Inc.	1,770	557,409
Visa Inc.	2,713	525,698
		2,243,670

United States Electronic Payment Processing/Management — 2.2%(1)
ACI Worldwide, Inc.(2)	3,898	113,588
Bottomline Technologies (de), Inc.(2)	1,473	66,049
Zuora, Inc.(2)	3,940	78,051
		257,688

United States Electronic Transaction Processing — 22.6%(1)
Cass Information Systems, Inc.	472	18,956
CSG Systems International, Inc.	1,058	55,767
EVERTEC, Inc.	2,388	100,272
Evo Payments, Inc.(2)	1,583	33,702
Fidelity National Information Services, Inc.	4,781	499,614
Fiserv, Inc.(2)	5,313	512,811
FleetCor Technologies Inc.(2)	2,358	488,413
Green Dot Corporation(2)	1,699	60,994
PayPal Holdings, Inc.(2)	2,179	402,875
QIWI plc — ADR	1,759	15,057
Western Union Company	13,354	211,260
WEX Inc.(2)	1,456	184,068
		2,583,789

See accompanying Notes to Financial Statements.

TortoiseEcofin	17

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments (continued)
November 30, 2021

	Shares	Fair Value
United States Financial Services Market Place — 1.3%(1)
GreenSky, Inc.(2)	2,326	$26,377
LendingClub Corporation(2)	3,396	111,117
Yiren Digital Ltd. — ADR(2)	2,958	10,087
		147,581

United States Merchant Payment Products/Services — 11.3%(1)
Euronet Worldwide, Inc.(2)	1,708	173,140
Global Payments Inc.	3,656	435,210
NCR Corporation(2)	4,405	171,355
Square, Inc.(2)	2,440	508,325
		1,288,030

United States Payments Fintech — 9.4%(1)
DocuSign, Inc.(2)	2,207	543,716
Jack Henry & Associates, Inc.	2,441	370,129
OneSpan Inc.(2)	1,225	20,935
Q2 Holdings, Inc.(2)	1,792	143,898
		1,078,678

United States Software and Services — 8.2%(1)
Affirm Holdings, Inc.(2)	6,342	803,404
BigCommerce Holdings, Inc.(2)	1,680	76,054
Cantaloupe, Inc.(2)	1,887	17,021
Mitek Systems, Inc.(2)	1,416	24,256
Sezzle Inc.(2)	6,913	19,761
		940,496
Total Common Stock
(Cost $12,597,691)		11,385,592

Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
First American Government Obligations Fund, Class X, 0.03%(3)
(Cost $29,509)	29,509	29,509

Total Investments — 100.0%(1)
(Cost $12,627,200)		11,415,101
Other Assets in Excess of Liabilities, Net — 0.0%(1)		970
Total Net Assets — 100.0%(1)		$11,416,071

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2021.

ADR – American Depository Receipt

See accompanying Notes to Financial Statements.

18	TortoiseEcofin

2021 Annual Report | November 30, 2021

Statements of Assets & Liabilities
November 30, 2021

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Assets:
Investments, at fair value (cost $391,162,048, $55,163,998,
and $12,627,200, respectively)	$421,005,253	$64,331,298	$11,415,101
Cash	515	—	—
Foreign Cash (cost $49)	—	49	—
Dividends & interest receivable	856,015	156,326	4,449
Total assets	421,861,783	64,487,673	11,419,550
Liabilities:
Payable to Adviser	146,516	20,000	3,479
Total liabilities	146,516	20,000	3,479
Net Assets	$421,715,267	$64,467,673	$11,416,071
Net Assets Consist of:
Capital Stock	$424,751,773	$55,386,087	$13,378,073

Total distributable earnings (loss)	(3,036,506)	9,081,586	(1,962,002)
Net Assets	$421,715,267	$64,467,673	$11,416,071

Net Assets	$421,715,267	$64,467,673	$11,416,071
Shares issued and outstanding(1)	19,500,000	1,350,000	300,000
Net asset value, redemption price and offering price per share	$21.63	$47.75	$38.05

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	19

Statements of Operations
For the Year Ended November 30, 2021

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Investment Income:
Dividends and distributions from common stock	$17,653,839	$1,157,869	$58,809
Distributions from master limited partnerships	6,904,634	—	—
Less: return of capital on distributions	(12,197,549)	—	—
Less: foreign taxes withheld	(1,050,134)	(32,121)	(994)
Net dividends and distributions from investments	11,310,790	1,125,748	57,815
Dividends from money market mutual funds	138	15	6
Total investment income	11,310,928	1,125,763	57,821
Expenses:
Advisory fees (See Note 5)	1,742,630	171,669	50,442
Total expenses	1,742,630	171,669	50,442
Net Investment Income	9,568,298	954,094	7,379
Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign currency gain (loss)	16,494,581	(230,177)	945,655
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	79,612,980	7,895,373	(2,208,173)
Net Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:	96,107,561	7,665,196	(1,262,518)
Net Increase (Decrease) in Net Assets Resulting from Operations	$105,675,859	$8,619,290	$(1,255,139)

See accompanying Notes to Financial Statements.

20	TortoiseEcofin

2021 Annual Report | November 30, 2021

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Ecofin Global Water ESG Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2021	2020	2021	2020
Operations
Net investment income	$9,568,298	$7,929,147	$954,094	$296,386
Net realized gain (loss) on investments,
including foreign currency gain (loss)	16,494,581	(17,824,421)	(230,177)	1,137,150
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	79,612,980	(59,600,047)	7,895,373	190,630
Net increase (decrease) in net assets resulting
from operations	105,675,859	(69,495,321)	8,619,290	1,624,166
Capital Share Transactions
Proceeds from shares sold	108,591,548	170,830,105	35,335,415	28,070,610
Payments for shares redeemed	(130,605,170)	(135,526,475)	—	(23,418,405)
Net increase (decrease) in net assets resulting from
capital share transactions	(22,013,622)	35,303,630	35,335,415	4,652,205
Distributions to Shareholders
From distributable earnings	(9,317,047)	(7,894,972)	(414,433)	(224,038)
From tax return of capital	(12,342,983)	(11,785,468)	—	—
Total distributions to shareholders	(21,660,030)	(19,680,440)	(414,433)	(224,038)
Total Increase (Decrease) in Net Assets	62,002,207	(53,872,131)	43,540,272	6,052,333
Net Assets
Beginning of year	359,713,060	413,585,191	20,927,401	14,875,068
End of year	$421,715,267	$359,713,060	$64,467,673	$20,927,401
Transactions in Shares
Shares sold	5,450,000	9,550,000	800,000	850,000
Shares redeemed	(6,500,000)	(7,650,000)	—	(750,000)
Net increase (decrease)	(1,050,000)	1,900,000	800,000	100,000

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Statements of Changes in Net Assets (continued)

	Ecofin Digital Payments Infrastructure Fund
	Year Ended	Year Ended
	November 30,	November 30,
	2021	2020
Operations
Net investment income	$7,379	$17,763
Net realized gain on investments, including foreign currency gain (loss)	945,655	226,346
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	(2,208,173)	115,807
Net increase (decrease) in net assets resulting from operations	(1,255,139)	359,916
Capital Share Transactions
Proceeds from shares sold	6,714,050	8,523,410
Payments for shares redeemed	(2,302,320)	(8,526,915)
Net increase (decrease) in net assets resulting from capital share transactions	4,411,730	(3,505)
Distributions to Shareholders
From distributable earnings	(20,412)	(169,293)
Total Increase in Net Assets	3,136,179	187,118
Net Assets
Beginning of year	8,279,892	8,092,774
End of year	$11,416,071	$8,279,892
Transactions in Shares
Shares sold	150,000	250,000
Shares redeemed	(50,000)	(300,000)
Net increase (decrease)	100,000	(50,000)

See accompanying Notes to Financial Statements.

22	TortoiseEcofin

2021 Annual Report | November 30, 2021

Tortoise North American Pipeline Fund
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2021	2020	2019	2018	2017
Per Common Share Data(1)
Net asset value, beginning of year	$17.50	$22.18	$21.99	$22.87	$23.23
Investment operations:
Net investment income(2)	0.43	0.48	0.62	0.69	0.64
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	4.74	(4.12)	0.55	(0.64)	(0.13)
Total from investment operations	5.17	(3.64)	1.17	0.05	0.51
Less distributions from:
Net investment income	(0.46)	(0.42)	(0.45)	(0.53)	(0.58)
Net realized gains	—	—	—	—	—
Return of capital	(0.58)	(0.62)	(0.53)	(0.40)	(0.29)
Total distributions	(1.04)	(1.04)	(0.98)	(0.93)	(0.87)
Net asset value, end of year	$21.63	$17.50	$22.18	$21.99	$22.87
Total Return	30.10%	(15.74)%	5.22%	0.15%	2.19%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$421,715	$359,713	$413,585	$187,993	$82,334
Ratios to average net assets:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.20%	2.34%	2.01%	2.11%	2.22%
Portfolio turnover rate	17%	28%	13%	16%	18%

(1)	For a Fund share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2020, 2019, 2018, and 2017 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

TortoiseEcofin	23

Ecofin Global Water ESG Fund Financial Highlights

	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Period from February 14, 2017(1) to November 30, 2017
Per Common Share Data(2)
Net asset value, beginning of period	$38.05	$33.06	$27.27	$30.07	$25.00
Investment operations:
Net investment income	0.77	0.57	0.56	0.34	0.21
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	9.42	4.88	5.76	(2.65)	5.01
Total from investment operations	10.19	5.45	6.32	(2.31)	5.22
Less distributions from:
Net investment income	(0.49)	(0.46)	(0.53)	(0.30)	(0.15)
Net realized gains	—	—	—	(0.19)	—
Total distributions	(0.49)	(0.46)	(0.53)	(0.49)	(0.15)
Net asset value, end of period	$47.75	$38.05	$33.06	$27.27	$30.07
Total Return(3)	26.98%	16.80%	23.42%	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$64,468	$20,927	$14,875	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	2.22%	1.74%	2.01%	1.24%	0.98%
Portfolio turnover rate(3)	21%	19%	16%	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2021 Annual Report | November 30, 2021

Ecofin Digital Payments Infrastructure Fund Financial Highlights

	Year Ended November 30, 2021	Year Ended November 30, 2020	Period from January 31, 2019(1) to November 30, 2019
Per Common Share Data(2)
Net asset value, beginning of period	$41.40	$32.37	$25.00
Investment operations:
Net investment income	0.03	0.08	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(3.28)	9.52	7.33
Total from investment operations	(3.25)	9.60	7.37
Less distributions from:
Net investment income	(0.10)	(0.57)	—
Total distributions	(0.10)	(0.57)	—
Net asset value, end of period	$38.05	$41.40	$32.37
Total Return(3)	(7.87)%	30.17%	29.48%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$11,416	$8,280	$8,093
Ratios to average net assets:
Expenses (4)	0.40%	0.40%	0.40%
Net investment income(4)	0.06%	0.22%	0.25%
Portfolio turnover rate(3)	17%	19%	34%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Notes to Financial Statements
November 30, 2021

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), the Ecofin Global Water ESG Fund (the “Global Water ESG Fund”) and the Ecofin Digital Payments Infrastructure Fund (the “Digital Payments Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

The investment objective of the Digital Payments Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Digital Payments Infrastructure IndexSM (the “Digital Payments Index”). The Fund commenced operations on January 31, 2019.

Shares of the North American Pipeline Fund, Global Water ESG Fund and Digital Payments Infrastructure Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the Funds did not incur any interest or penalties. Each of the tax years

26	TortoiseEcofin

2021 Annual Report | November 30, 2021

Notes to Financial Statements (continued)

in the four-year period ended November 30, 2021 remain subject to examination by taxing authorities for the North American Pipeline Fund and Global Water ESG Fund. The Digital Payments Infrastructure Fund is subject to examination by U.S. taxing authorities for the tax period since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2021, the North American Pipeline Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting information received. The impact of this adjustment is a decrease to return of capital of approximately $182,079.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Digital Payments Infrastructure Fund will make distributions of net investment income, if any, annually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the period ended November 30, 2021, the following reclassifications were made:

Fund	Distributable Earnings (Losses)	Paid-in Capital
North American Pipeline Fund	$(18,169,259)	$18,169,259
Global Water ESG Fund	—	—
Digital Payments Infrastructure Fund	(1,071,848)	1,071,848

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares, Ecofin Global Water ESG Fund’s shares and Digital Payments Infrastructure Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Funds will not hold more than 15% of the value of its net assets in illiquid securities. At November 30, 2021, the Global Water ESG Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets. At November 30, 2021, the North American Pipeline Fund and Digital Payments Infrastructure Fund did not hold any illiquid securities.

Security	Shares	Date Acquired	Cost Basis
CT Environmental Group Limited	113,060	6/2018	$15,150

TortoiseEcofin	27

Notes to Financial Statements (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2021:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$344,483,215	$—	$—	$344,483,215
Master limited partnerships	75,636,648	—	—	75,636,648
Short-term investment	885,390	—	—	885,390
Total investments in securities	$421,005,253	$—	$—	$421,005,253

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$64,224,431	$—	$—	$64,224,431
Short-term investment	106,867	—	—	106,867
Total investments in securities	$64,331,298	$—	$—	$64,331,298

Digital Payments Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$11,385,592	$—	$—	$11,385,592
Short-term investment	29,509	—	—	29,509
Total investments in securities	$11,415,101	$—	$—	$11,415,101

Refer to each Fund’s Schedule of Investments for additional industry information.

28	TortoiseEcofin

2021 Annual Report | November 30, 2021

Notes to Financial Statements (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Global Water ESG Fund	Securities
Balance as of 11/30/2020	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 11/30/2021	$—
Net unrealized depreciation of Level 3 Securities as of November 30, 2021	$(15,150)

4. Concentration Risk and General Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry, the Global Water ESG Fund’s assets are concentrated in the water industry and the Digital Payments Infrastructure Fund’s assets are concentrated in the digital payments industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

The Adviser has engaged Vident Investment Advisory, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

TortoiseEcofin	29

Notes to Financial Statements (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended November 30, 2021, were as follows:

	Purchases	Sales
North American Pipeline Fund	$71,244,950	$71,973,947
Global Water ESG Fund	9,468,807	8,929,782
Digital Payments Infrastructure Fund	4,381,910	2,119,050

During the period ended November 30, 2021, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$108,294,184	$130,322,257
Global Water ESG Fund	35,187,514	—
Digital Payments Infrastructure Fund	4,401,490	2,289,918

During the period ended November 30, 2021, net capital gains resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$29,494,617
Global Water ESG Fund	—
Digital Payments Infrastructure Fund	1,120,423

7. Federal Tax Information

As of November 30, 2021, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Cost of investments	$399,540,027	$55,781,664	$12,968,782
Gross unrealized appreciation	54,586,894	10,450,433	938,199
Gross unrealized depreciation	(49,903,169)	(1,900,380)	(2,491,887)
Net unrealized appreciation (depreciation)	4,683,725	8,550,053	(1,553,688)
Undistributed ordinary income	—	642,909	5,208
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	642,909	5,208
Other accumulated losses	(7,720,231)	(111,376)	(413,522)
Total accumulated gain (loss)	$(3,036,506)	$9,081,586	$(1,962,002)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2021, the North American Pipeline Fund had a short-term capital loss carryforward of $3,223,794 and a long-term capital loss carryforward of $4,496,437, the Global Water ESG Fund had a long-term capital loss carryforward of $111,376, the Ecofin Digital Payments Infrastructure Fund had a short-term capital loss carryforward of $289,420 and a long-term capital loss carryfoward of $124,102, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2021 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2021. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2021.

During the period ended November 30, 2021 the Funds paid the following distributions to shareholders:

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2021 Annual Report | November 30, 2021

Notes to Financial Statements (continued)

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$9,317,047	$414,433	$20,412
Long-term capital gains**	—	—	—
Return of capital	12,342,983	—	—
Total distributions	$21,660,030	$414,433	$20,412

During the year ended November 30, 2020, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$7,894,972	$224,038	$169,293
Long-term capital gains**	—	—	—
Return of capital	11,785,468	—	—
Total distributions	$19,680,440	$224,038	$169,293

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Recent Regulatory Update

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which were effective January 19, 2021 and the Fund must comply with by January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements’. These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

9. Subsequent Events

On December 30, 2021, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $5,382,135, or $0.2739 per share.

On December 30, 2021, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $699,388, or $0.51806519 per share.

On December 30, 2021, the Digital Payments Infrastructure Fund paid an income distribution to shareholders in the amount of $9,322, or $0.03107334 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TortoiseEcofin	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise North American Pipeline Fund
Ecofin Global Water ESG Fund
Ecofin Digital Payments Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise North American Pipeline Fund, Ecofin Global Water ESG Fund, and Ecofin Digital Payments Infrastructure Fund (collectively referred to as the “Funds”), (three of the Funds constituting the Managed Portfolio Series (the “Trust”)), including the schedules of investments, as of November 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Managed Portfolio Series) at November 30, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds constituting	Statement	Statement of
Managed Portfolio Series	of operations	changes in net assets	Financial highlights
Tortoise North American Pipeline Fund	For the year ended November 30, 2021	For each of the two years in the period ended November 30, 2021	For each of the five years in the period ended November 30, 2021
Ecofin Global Water ESG Fund	For the year ended November 30, 2021	For each of the two years in the period ended November 30, 2021	For each of the four years in the period ended November 30, 2021 and the period from February 14, 2017 (inception date of the fund) through November 30, 2017
Ecofin Digital Payments Infrastructure Fund	For the year ended November 30, 2021	For each of the two years in the period ended November 30, 2021	For the two years in the period ended November 30, 2021 and the period from January 31, 2019 (inception date of the fund)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 28, 2022

32	TortoiseEcofin

2021 Annual Report | November 30, 2021

Trustees & Officers (unaudited)
November 30, 2021

Number of
Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees
Leonard M. Rush, CPA	Chairman,	Indefinite Term;	32	Retired, Chief Financial Officer,	Independent Trustee, ETF Series
615 E. Michigan St.	Trustee and Audit	Since April 2011		Robert W. Baird & Co.	Solutions (51 Portfolios)
Milwaukee, WI 53202	Committee Chairman			Incorporated (2000-2011).	(2012-Present)
Year of Birth: 1946
David A. Massart	Trustee	Indefinite Term;	32	Co-Founder and Chief	Independent Trustee, ETF Series
615 E. Michigan St.		Since April 2011		Investment Strategist,	Solutions (51 Portfolios)
Milwaukee, WI 53202				Next Generation Wealth	(2012-Present)
Year of Birth: 1967				Management, Inc.
(2005-present).
David M. Swanson	Trustee and Nominating	Indefinite Term;	32	Founder and Managing	Independent Trustee, ALPS Variable
615 E. Michigan St.	& Governance	Since April 2011		Partner, SwanDog Strategic	Investment Trust (7 Portfolios)
Milwaukee, WI 53202	Committee Chairman			Marketing, LLC (2006-present);	(2006-Present); Independent Trustee,
Year of Birth: 1957				Executive Vice President,	RiverNorth Funds (3 Portfolios)
				Calamos Investments	(2018-Present); RiverNorth Managed
				(2004-2006).	Duration Municipal Income Fund Inc.
(1 Portfolio) (2019-Present);
RiverNorth Specialty Finance
Corporation (1 Portfolio)
(2018-Present); RiverNorth/
DoubleLine Strategic Opportunity
Fund, Inc. (1 Portfolio) (2018-Present);
RiverNorth Opportunities Fund, Inc.
(1 Portfolio) (2015-Present);
RiverNorth Opportunistic Municipal
Income Fund, Inc. (1 Portfolio)
(2018-Present); RiverNorth Flexible
Municipal Income Fund
(2020-Present).
Robert J. Kern*	Trustee	Indefinite Term;	32	Retired (2018-present);	None
615 E. Michigan St.		Since January		Executive Vice President, U.S.
Milwaukee, WI 53202		2011		Bancorp Fund Services, LLC
Year of Birth: 1958				(1994-2018).

*	Mr. Kern became an independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

TortoiseEcofin	33

Trustees & Officers (unaudited) (continued)
November 30, 2021

Number of
Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Officers
Brian R. Wiedmeyer	President and Principal	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan St.	Executive Officer	Since November 2018		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2005-present).
Year of Birth: 1973
Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and Anti-Money			(2004-present).
Year of Birth: 1966	Laundering Officer
Benjamin Eirich	Treasurer, Principal	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Financial Officer	Since August 2019		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	and Vice President	(Treasurer);		(2008-present).
Year of Birth: 1981		Indefinite Term;
Since November 2018
(Vice President)
Joseph Destache	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since March 2021		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2019-present);
Year of Birth: 1991				Regulatory Administration Intern,
U.S. Bancorp Fund Services, LLC
(2018–2019);
Law Student (2016–2019).
Douglas Schafer	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	and Vice President	Since May 2016		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		(Assistant Treasurer);		(2002-present).
Year of Birth: 1970		Indefinite Term;
Since November 2018
(Vice President)
Peter Walker, CPA	Assistant Treasurer	Indefinite Term:	N/A	Officer,	N/A
615 E. Michigan St.	and Vice President	Since November 2021		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2016-present).
Year of Birth: 1993
Sara Bollech	Assistant Treasurer	Indefinite Term:	N/A	Officer,	N/A
615 E. Michigan St.	and Vice President	Since November 2021		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2007-present).
Year of Birth: 1977

34	TortoiseEcofin

2021 Annual Report | November 30, 2021

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2021, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%, 99.47% and 100.00% for the North American Pipeline Fund, Global Water ESG Fund, and the Digital Payments Infrastructure Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2021 was 56.50%, 26.30% and 100.00% for the North American Pipeline Fund, Global Water ESG Fund, and the Digital Payments Infrastructure Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%, 0.00% and 0.00% for the North American Pipeline Fund, Global Water ESG Fund and the Digital Payments Infrastructure Fund, respectively.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended November 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Portion of Ordinary Income
	Creditable Foreign	Per Share	Distribution Derived From
	Tax Credit Paid	Amount	Foreign Sourced Income
Global Water ESG Fund	$$32,121	$0.023793	79.71%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseecofin.com.

TortoiseEcofin	35

Additional Information (unaudited) (continued)

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

36	TortoiseEcofin

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
d/b/a TIS Advisors
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2021 and November 30, 2020, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2021	FYE 11/30/2020
(a) Audit Fees	$171,100	$191,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$95,640	$111,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2021	FYE 11/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$31,400	$31,850

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2022

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	February 7, 2022

* Print the name and title of each signing officer under his or her signature.